Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Other Provisions, Contingent Liabilities And Contingent Assets Explanatory [Abstract]
Commitments and contingencies
Commitments and contingencies
Contingencies
From time to time, the Company has been and may become involved in legal proceedings arising in the ordinary course of its business.
On August 9, 2017, a putative securities class action captioned Andrew Renner v. Sequans Communications S.A., Georges Karam, and Deborah Choate (Case 1:17-cv-04665) was filed in the U.S. District Court for the Eastern District of New York. The plaintiff alleges violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 based on purported misrepresentations regarding Sequans’ revenue recognition policy in the Company’s Form 20-F annual reports filed on April 29, 2016 and March 31, 2017. The complaint seeks unspecified damages and costs and fees. On August 10, 2017, an almost identical class action complaint captioned Kevin Shillito v. Sequans Communications S.A., Georges Karam, and Deborah Choate (Case 2:17-cv-04707) was filed in the same court. On September 28, 2017, the Shillito action was consolidated with the Renner action. On October 10, 2017, candidates to be lead plaintiff filed motions to appoint a lead plaintiff and lead counsel. On February 6, 2018 the Court appointed lead plaintiffs and lead counsel.  Lead plaintiffs filed their Consolidated Amended Complaint (the “CAC”) on April 9, 2018, which did not significantly alter the allegations made in the earlier pleadings. Pursuant to a prior stipulation and order, the Company, Mr. Karam and Ms. Choate have until May 24, 2018 to answer, move or otherwise respond to the CAC.

The Company is unable to make a reasonable estimate of the financial effect that will result from ultimate resolution of the proceedings - if any. Management is not aware of any other legal proceedings that, if concluded unfavorably, would have a significant impact of financial position, operations or cash flows.
In May 2015, the United Kingdom tax authorities made inquiries regarding the calculation method used in 2014 UK research tax credit and discussions with the authorities are ongoing . The Company disagreed with tax authorities position and intended to defend its position. As described in Note 16, the Company recorded a provision for risk of £170,000 ($252,000) related to the 2014 tax credit at December 31, 2015 and opted to calculate the 2015 tax credit using a less favorable regime pending outcome of the inquiry. The UK tax authorities completed their review in 2016 and the final assessment did not differ significantly from the provision recorded.
Bank guarantee
A bank guarantee was issued in favor of the owners of new leased office space in France, in order to secure six months of lease payments, for an amount of $352,000 as of December 31, 2017. This guarantee was secured by the pledge of certificates of deposit and mutual funds for 100% of the amount of the guarantee. The total value of investments secured to cover this bank guarantee was $353,000 at December 31, 2017.
Operating leases
The Company has long-term operating leases for office rental. Future minimum undiscounted lease payments under long-term operating leases are as follows:

	December 31,
	2015	2016	2017
	(in thousands)
Within one year	$909	$879	$1,072
After one year but not more than five years	2,358	1,932	1,035
More than five years	—	—	—
Total minimum lease payments	$3,267	$2,811	$2,107

Total operating lease expense for the year ended December 31, 2017 was $1,528,000 (2016;$1,440,000; 2015: $1,370,000).
Purchase commitments
As of December 31, 2017, the Company had $3.7 million of non-cancelable purchase commitments with its third-party manufacturer and suppliers for future deliveries of equipment and components, principally during the first half of 2018.